UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022

Utz Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38686	85-2751850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 High Street
Hanover, PA 17331
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (717) 637-6644

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Utz Brands, Inc. (the “Company”) was held on May 5, 2022.

Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in detail in the Company’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2022 (the “Proxy Statement”).
Present at the Annual Meeting in person or by proxy were holders representing 133,400,486 shares of the Company's Class A Common Stock and Class V Common Stock (collectively the “Common Stock”), representing approximately 96.7 % of the eligible votes, constituting a quorum. A brief description and the final vote results for the proposals follow.
1.To elect four Class II directors on the Company’s Board of Directors until the 2025 Annual Meeting of Stockholders or until their successors are elected and qualified.

Nominee	Votes For	Withheld	Broker Non-Votes
Antonio Fernandez	115,914,736	10,871,288	6,614,462
Michael Rice	114,543,776	12,242,248	6,614,462
Craig Steeneck	115,869,328	10,916,696	6,614,462
Pamela Stewart	126,471,231	314,793	6,614,462

As a result, each nominee was elected to serve as a director for a term expiring at the 2025 Annual Meeting of Stockholders or until their successors are elected and qualified.
2.To vote on a non-binding, advisory resolution to approve executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,915,432	747,358	123,234	6,614,462

As a result, the Company’s stockholders approved, in a non-binding advisory vote, the compensation to be paid to the Company’s named executive officers as described in the Proxy Statement.
3. To vote on a non-binding, advisory proposal on the frequency of holding future votes regarding executive compensation.

One year	Two Years	Three Years	Abstentions	Broker Non-Votes
126,577,615	48,153	74,041	86,215	6,614,462

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.
4.To ratify the selection by our audit committee of Grant Thornton, LLP to serve as our independent registered public accounting firm for the year ending January 1, 2023.

Votes For	Votes Against	Abstentions
133,152,648	173,122	74,716

As a result, the Company’s stockholders ratified the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utz Brands, Inc.

Dated: May 6, 2022
By: /s/ Ajay Kataria

Name: Ajay Kataria
Title: Executive Vice President, Chief Financial Officer